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                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

         Each of the undersigned, being a director and/or officer of BB&T Corporation (the "Company"), hereby nominates, constitutes and appoints John A. Allison, Scott E. Reed and Jerone C. Herring, or any one of them severally, to be his or her true and lawful attorney-in-fact and to sign in his or her name and on his or her behalf in any and all capacities stated below, and to file with the Securities and Exchange Commission (the "Commission"), a Registration Statement on Form S-4 (the "Registration Statement") relating to the issuance of shares of the Company's common stock, $5.00 par value per share, in connection with the acquisition by the Company of First Citizens Corporation, a Georgia corporation, and to file any and all amendments, including post-effective amendments, to the Registration Statement, making such changes in the Registration Statement as such attorney-in-fact deems appropriate, and generally to do all such things on his or her behalf in any and all capacities stated below to enable the Company to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Commission.

         This Power of Attorney has been signed by the following persons in the capacities indicated on February 23, 1999.

       /s/ John A. Allison IV                  /s/ Scott E. Reed
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Name:  John A. Allison IV               Name:  Scott E. Reed
Title: Chairman of the Board and        Title: Senior Executive Vice President
       Chief Executive Officer                 and Chief Financial Officer
       (principal executive officer)           (principal financial officer)


       /s/ Sherry A. Kellett                   /s/ Paul B. Barringer
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Name:  Sherry A. Kellett                Name:  Paul B. Barringer
Title: Executive Vice President         Title: Director
       and Controller
       (principal accounting officer)


       /s/ Alfred E. Cleveland                 /s/ W. R. Cuthbertson, Jr.
--------------------------------------  --------------------------------------
Name:  Alfred E. Cleveland              Name:  W. R. Cuthbertson, Jr.
Title: Director                         Title: Director


       /s/ Ronald E. Deal                      /s/ A. J. Dooley, Sr.
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Name:  Ronald E. Deal                   Name:  A. J. Dooley, Sr.
Title: Director                         Title: Director


       /s/ Tom D. Efird                        /s/ Paul S. Goldsmith
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Name:  Tom D. Efird                     Name:  Paul S. Goldsmith
Title: Director                         Title: Director


       /s/ L. Vincent Hackley
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Name:  L. Vincent Hackley
Title: Director


       /s/ Jane P. Helm                        /s/ Richard Janeway, M.D.
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Name:  Jane P. Helm                     Name:  Richard Janeway, M.D.
Title: Director                         Title: Director


       /s/ J. Ernest Lathem, M.D.              /s/ James H. Maynard
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Name:  J. Ernest Lathem, M.D.           Name:  James H. Maynard
Title: Director                         Title: Director


       /s/ Joseph A. McAleer, Jr.              /s/ Albert O. McCauley
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Name:  Joseph A. McAleer, Jr.           Name:  Albert O. McCauley
Title: Director                         Title: Director


       /s/ Richard L. Player, Jr.              /s/ C. Edward Pleasants, Jr.
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Name:  Richard L. Player, Jr.           Name:  C. Edward Pleasants, Jr.
Title: Director                         Title: Director


       /s/ Nido R. Qubein                      /s/ E. Rhone Sasser
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Name:  Nido R. Qubein                   Name:  E. Rhone Sasser
Title: Director                         Title: Director


       /s/ Jack E. Shaw                        /s/ Harold B. Wells
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Name:  Jack E. Shaw                     Name:  Harold B. Wells
Title: Director                         Title: Director